UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): DECEMBER 12, 2005

                                CONOCOPHILLIPS
            (Exact name of registrant as specified in its charter)


       DELAWARE               001-32395              01-0562944
    (State or other          (Commission          (I.R.S. Employer
    jurisdiction of          File Number)         Identification No.)
    incorporation)


                             600 NORTH DAIRY ASHFORD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  (281) 293-1000

                                       N/A
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


     ConocoPhillips, a Delaware corporation, has entered into an Agreement and Plan of Merger, dated as of December 12, 2005 (the "Merger Agreement"), by and among ConocoPhillips, Cello Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of ConocoPhillips ("Merger Sub"), and Burlington Resources Inc., a Delaware corporation ("Burlington Resources"), pursuant to which Burlington Resources will merge with and into Merger Sub, with Merger Sub as the surviving corporation (the "Merger"). Burlington Resources' Board of Directors and ConocoPhillips' Board of Directors have approved the Merger and the Merger Agreement.

     Pursuant to the terms of the Merger Agreement, each share of common stock, par value $0.01, of Burlington Resources ("Burlington Resources Common Stock") (other than shares owned by ConocoPhillips, Merger Sub or Burlington Resources) will be converted into the right to receive (1) 0.7214 of a share of common stock, par value $0.01, of ConocoPhillips ("ConocoPhillips Common Stock") and
(2) $46.50 in cash. At the Effective Time, each outstanding option to purchase Burlington Resources Common Stock will be converted into a fully vested replacement option to purchase ConocoPhillips Common Stock.

     Consummation of the Merger is subject to customary conditions, including
(i) approval of the holders of Burlington Resources Common Stock, (ii) absence of any law or order prohibiting the consummation of the Merger, and (iii) expiration or termination of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. In addition, each party's obligation to consummate the Merger is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants, and (iii) the delivery of customary opinions from counsel to Burlington Resources and counsel to ConocoPhillips that the Merger will qualify as a reorganization under
Section 368(a) of the Code. The Merger does not require the approval of ConocoPhillips stockholders. The Merger Agreement contains termination rights for each of ConocoPhillips and Burlington Resources, and it provides for Burlington Resources to pay to ConocoPhillips a termination fee of $1.0 billion under certain circumstances, as described in the Merger Agreement.

      The Merger Agreement is filed pursuant to Item 9.01. The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

 CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE
  OF "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT
                                     OF 1995

      Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These


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forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders andregulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, ConocoPhillips undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

      ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission
(SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov.

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Shareholders Meeting. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resource's proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

      Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decisions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      2.1  --    Agreement  and Plan of Merger,  dated as of December  12, 2005, by and among ConocoPhillips, Cello Acquisition Corp. and Burlington Resources Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CONOCOPHILLIPS



                                         /s/ Stephen F. Gates
                                  ----------------------------------
December 14, 2005                         STEPHEN F. GATES
                                        Senior Vice President
                                         and General Counsel





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                                  EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of December 12, 2005, by and among ConocoPhillips, Cello Acquisition Corp. and Burlington Resources Inc.